EXHIBIT 10.1

                              EXCLUSIVITY CONTRACT

DATE:     JANUARY 3, 1995

BETWEEN:  JJAMP TREASURY INTERNATIONAL CORP.,
          1181 FINCH AVE WEST UNIT 21
          NORTH YORK, ONTARIO  M3J-2VB

AND:      NATIONAL HOME PRODUCTS LTD.

IT IS MUTUALLY AGREED BETWEEN JJAMP TREASURY INTERNATIONAL CORP., HEREINAFTER CALLED "THE AGENT" AND NATIONAL HOME PRODUCTS, HEREINAFTER CALLED "THE SUPPLIERS", THAT:

1. THE SUPPLIERS HEREBY APPOINTS THE AGENT, AND THE AGENT HEREBY AGREES TO ACT FOR THE SUPPLIERS, AS EXCLUSIVE AND SOLE DISTRIBUTOR FOR THE SALE OF ITS IDEAL BAND-AIDS, THAT CAN BE SOLD IN THE AGENT'S TERRITORY.

2. THE TERRITORY COVERED BY THIS AGREEMENT WILL BE THE ENTIRE COUNTRY OF BRAZIL AND ANY OTHER COUNTRIES THAT MAY BE MUTUALLY AGREED.

3. THIS AGREEMENT IS EFFECTIVE FOR 24 MONTHS FROM DATE OF THIS AGREEMENT AND MAY BE CANCELLED BY EITHER PARTY UPON 60 DAYS WRITTEN NOTICE, FOR
NONPERFORMANCE. THIS AGREEMENT HOWEVER BECOMES AUTOMATICALLY RENEWABLE AT ITS ANNIVERSARY, IF STILL IN EFFECT.

4. FURTHER, IN THE EVENT OF TERMINATION SHOULD THE SUPPLIERS NEED TO APPOINT ANOTHER AGENT OR REPRESENTATIVE IN THE TERRITORY TO SERVICE THE EXISTING CONTRACTS INITIATED BY THE AGENT, THEN THE ARRANGEMENTS AFORMENTIONED SHALL BE RENEGOTIATED TO THE MUTUAL SATISFACTION OF BOTH PARTIES (AGENT AND SUPPLIERS).

5. THE SUPPLIERS HEREBY WARRANT TO THE AGENT THAT IT SHALL NOT APPROACH OR SOLICIT ANY BUSINESS TRANSACTION WITH ANY CLIENT THAT THE AGENT HAS INTRODUCED TO THE SUPPLIERS, WITHOUT PREVIOUS CONSENT, IN THE COUNTRY OF BRAZIL.

6. THE SUPPLIERS HEREBY WARRANT TO THE AGENT THAT IT SHALL INFORM AND/OR PROVIDE COPIES OF ANY CORRESPONDENCE BETWEEN THE SUPPLIERS AND ANY CLIENT OR CONTACT IN THE COUNTRY OF BRAZIL, WHETHER INTRODUCED BY THE AGENT TO THE SUPPLIERS OR NOT.


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APPLICABLE LAW


     THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO.


SIGNED ON THIS 3RD DAY OF JANUARY, 1995 BY:



/s/ Jim Bensimon
------------------------------------------
JJAMP TREASURY INTERNATIONAL CORP. (AGENT)



ACCEPTED BY


/s/ Martin Maxwell
------------------------------------------
NATIONAL HOME PRODUCTS LTD. (SUPPLIER)


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